SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 26, 2000

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                         0-24068               76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NO.)

                            5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

ITEM 5.  OTHER EVENTS

     On July 26, 2000, Consolidated Graphics, Inc. (the "Company") announced its fiscal 2001 first quarter results and commented on its share repurchase program. A copy of the press release is attached hereto as Exhibit 99.1.

     On July 26, 2000, the Company announced that Charles F. White has been appointed President and Chief Operating Officer. A copy of the press release is attached hereto as Exhibit 99.2.

     The attached press releases may contain forward-looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which would prevent the Company from achieving comparable financial results in the future or completing its pending or future acquisitions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBIT

     (A)  EXHIBITS

     The following exhibits are filed herewith:

          99.1 Press release of the Company dated July 26, 2000, with respect to the announcement of the Company's fiscal 2001 first quarter results and comments on the Company's share repurchase program.

          99.2 Press release of the Company dated July 26, 2000, with respect to the announcement of the appointment of Charles F. White as President and Chief Operating Officer.


                                   SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                               CONSOLIDATED GRAPHICS, INC.
                                                      (Registrant)


                                           By:/s/ G. Christopher Colville
                                                    G. CHRISTOPHER COLVILLE
                                                    EXECUTIVE VICE PRESIDENT-
                                                    MERGERS & ACQUISITIONS
                                          CHIEF FINANCIAL AND ACCOUNTING OFFICER

Date:  July 27, 2000

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